UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):    June 27, 2007
                                                           -------------

                            MUELLER INDUSTRIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                         1-6770                      25-0790410
---------------                  ------------                -----------------
(State or other                  (Commission File            (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


      8285 Tournament Drive Suite 150
             Memphis, Tennessee                                  38125
        --------------------------                             ----------
    (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code:      (901) 753-3200
                                                            --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) By notice dated June 27, 2007, Robert B. Hodes, a director of Mueller Industries, Inc. (the "Company"), resigned from the Company's Board of Directors, effective immediately. Mr. Hodes advised that he is resigning for personal reasons.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   MUELLER INDUSTRIES, INC.,


                                   By:   /s/ Gary C. Wilkerson
                                       -----------------------------------------
                                   Name:   Gary C. Wilkerson
                                   Title:  Vice President, General Counsel and
                                           Secretary